                                                                    EXHIBIT 10.7

                               SECOND AMENDMENT
                                      TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is dated as of the 15th day of January 1999, and entered into among ASCENT ENTERTAINMENT GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders signatory thereto, and NATIONSBANK, N.A., (successor by merger to NationsBank of Texas, N.A.), a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").



                                  WITNESSETH:
                                  ----------


     WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into a Second Amended and Restated Credit Agreement, dated as of December 22, 1997, as amended by that First Amendment to the Second Amended and Restated Credit Agreement dated as of July 16, 1998 (as amended, restated, waived or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Lenders, the Administrative Agent, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower the Lenders and the Administrative Agent agree as follows:

     SECTION 1.  Definitions.
                 -----------

     (a)  Definitions, Generally.  Unless specifically defined or redefined
          ----------------------
below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b)  Definition of Beacon.  The definition of "Beacon" on page 5 of the
          --------------------
Credit Agreement shall be amended in its entirety to read as follows:

          "Beacon" shall mean Beacon Communications, LLC, a Delaware
           ------
     limited liability company.

     (c)  Definition of Consolidated Total Indebtedness.  The definition of
          ---------------------------------------------
"Consolidated Total Indebtedness" on page 7 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Consolidated Total Indebtedness" shall mean, for any
           -------------------------------
     Person, all Indebtedness of such Person and its consolidated subsidiaries (other than Indebtedness referred to in clause (h) of the definition of such term), determined on a consolidated basis in accordance with GAAP; provided, however, that
                                    --------  -------
     Consolidated Total Indebtedness of the Borrower shall not include Non-Recourse Arena Financing so long as it is incurred in compliance with the provisions of this Agreement.

     (d)  Definition of EBITDA.  The definition of "EBITDA" on page 8 of the
          --------------------
Credit Agreement shall be amended in its entirety to read as follows:


          "EBITDA" shall mean, with respect to the Borrower and its
           ------
     Subsidiaries on a consolidated basis for any period, the consolidated net income of the Borrower and its Subsidiaries for such period, computed in accordance with GAAP, plus, to the extent deducted in computing such consolidated net income and without duplication, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) allocation of income to minority interests in earnings of consolidated subsidiaries and (e) extraordinary losses (including restructuring provisions) during such period minus, to the extent added in computing such consolidated net income and without duplication, (y) extraordinary gains during such period and (z) allocation of losses to minority interests in earnings of consolidated subsidiaries. EBITDA shall be calculated in accordance with GAAP as in effect and applied by the Borrower on the date of this Agreement and, accordingly, shall exclude the effects of any changes in GAAP or its application by the Borrower after the date hereof.

     (e)  Definition of Film Cash Flow.  The definition of "Film Cash Flow" on
          ----------------------------
page 11 of the Credit Agreement shall be deleted in its entirety.

     (f)  Definition of Film Inventory.  The definition of "Film Inventory" on
          ----------------------------
page 11 of the Credit Agreement shall be deleted in its entirety.

     (g)  Definition of Guarantee.  The definition of "Guarantee" on page 11 of
          -----------------------
the Credit Agreement shall be amended in its entirety to read as follows:

          "Guarantee" of or by any Person shall mean any obligation,
           ---------
     contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or
                  ---------------
     indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or
     (c) to maintain working capital,
     equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, and (d) to guaranty the obligations, payments by or performance of, a Person that is not a wholly owned direct or indirect Subsidiary of the Borrower; provided, however, that the term Guarantee shall not include
     --------  -------
     endorsements for collection or deposit in the ordinary course of business.

     (h)  Definition of Guarantors.  The definition of "Guarantors" on page 12
          ------------------------
of the Credit Agreement shall be amended in its entirety to read as follows:

          "Guarantors" shall mean: Ascent Sports Holdings, Ascent
           ----------
     Sports, Ascent Arena and Development Corporation, Ascent Arena Company, LLC, Ascent Arena Operating Company, Ascent Beacon Corporation and all other wholly owned direct or indirect Subsidiaries of the Borrower from time to time.

     (i)  Definition of Motion Pictures.  The definition of "Motion Pictures" on
          -----------------------------
page 15 of the Credit Agreement shall be deleted in its entirety.

     (j)  Definition of Non-Recourse Film Indebtedness.  The definition of "Non-
          --------------------------------------------
Recourse Film Indebtedness" on page 18 of the Credit Agreement shall be deleted in its entirety.

     (k)  Definition of Permitted Investments.  The definition of "Permitted
          -----------------------------------
Investments"on page 19 and 20 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Permitted Investments" shall mean:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. or from Moody's Investors Service, Inc.;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank which bank or office is organized under the Laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clause (a) above entered into with any institution meeting the qualifications specified in clause (c) above; and

          (e) Investments in the Capital Stock of Beacon, provided that the aggregate amount of all such Investments in the Capital Stock of Beacon for the Borrower and its Subsidiaries shall not exceed 10% of the Capital Stock of Beacon.

     SECTION 2.  Amendment to Section 1.02.  Section 1.02 of the Credit
                 -------------------------
Agreement shall be amended in its entirety to read as follows:

          SECTION 1.02.  Terms Generally.  The definitions in Section
                         ---------------
     1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that for purposes of determining compliance with the covenants contained in Article VI hereof, all accounting terms herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent with the application used in the financial statements referred to in Section 3.05 hereof. All financial covenant calculations relating to Applicable Margin, Sections 6.09 and
     6.10 and otherwise calculated under this Agreement shall be calculated as if all assets (a) acquired by the Borrower or any of its Subsidiaries during any period for which any financial covenants are being calculated were acquired on the first day of such period, and (b) sold by the Borrower or any of its Subsidiaries during any period for which any financial covenants are being calculated were sold on the first day of such period.

     SECTION 3.  Amendment to Section 3.22.  Section 3.22 of the Credit
                 -------------------------
Agreement shall be amended in its entirety to read as follows:

          SECTION 3.22.  INTENTIONALLY DELETED.

     SECTION 4.  Amendment to Section 6.01(d).  Section 6.01(d) of the Credit
                 ----------------------------
Agreement shall be amended in its entirety to read as follows:

          (d)  INTENTIONALLY DELETED;

     SECTION 5.  Amendment to Section 6.02(i).  Section 6.02(i) of the Credit
                 ----------------------------
Agreement shall be amended in its entirety to read as follows:

          (i)  INTENTIONALLY DELETED;

     SECTION 6.  Amendment to Opening Paragraph of Section 6.04.  The opening
                 ----------------------------------------------
paragraph of Section 6.04 shall be amended in its entirety to read as follows:

          SECTION 6.04. Investments, Acquisitions, Loans and Advances. The Borrower will not, and will not cause or permit any of its Subsidiaries to, purchase, hold or acquire any Capital Stock, evidences of indebtedness (other than restructured receivables) or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, or make any acquisition of assets of any other Person as a going concern (each, an "Investment"),
                                                    ----------
     except:

     SECTION 7.  Amendment to Section 6.05(b).  Section 6.05(b) of the Credit
                 ----------------------------
Agreement shall be amended in its entirety to read as follows:

          (b) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any amount of Capital Stock of any Subsidiary of the Borrower or all or any substantial part of the assets of any Subsidiary of the Borrower, except that (i) the Borrower and any Subsidiary of the Borrower may sell or dispose of inventory and obsolete equipment in the ordinary course of business, (ii) so long as there exists no Default or Event of Default both before and after giving effect thereto the Borrower or any of its Subsidiaries may (A) make an Asset Disposition, so long as (I) the cumulative aggregate consideration for all such Asset Dispositions after the date hereof shall not exceed $10,000,000, and (II) such assets are not used in the operation of the Nuggets Sub or the Avalanche Sub or the related Teams, and (B) in addition to Asset Dispositions permitted by subsection (A) above, make an Asset Disposition, so long as (I) the cumulative aggregate consideration for all such Asset Dispositions after the date hereof (but excluding the proceeds from sales of those assets described on Schedule 6.05 hereto) shall not exceed
                         -------------
     $10,000,000 and (II) such assets are not used in the operation of the Nuggets Sub or the Avalanche Sub or the related Teams, (iii) so long as there exists no Default or Event of Default both before and after giving effect thereto the Borrower or any of its Subsidiaries may sell the Capital Stock described on Schedule
                                                          --------
     6.05 hereto, (iv) so long as there exists no Default or Event of
     ----
     Default both before and after giving effect thereto, the Borrower, Nuggets Sub or the Ascent Arena Company, LLC may convey the real estate used for the

     Arena/Complex to the City and County of Denver, (v) so long as there exists no Event of Default both before and after giving effect thereto, any Wholly Owned Subsidiary of the Borrower may transfer all or any part of its assets to the Borrower, (vi) so long as there exists no Default or Event of Default both before and after giving effect thereto, the Borrower may consummate the sale leaseback transaction described on Schedule 6.03 hereto,
                                             -------------
     (vii) the Borrower may consummate an On Command Corp. Stock Sale, and (viii) the Borrower and its Subsidiaries may sell all or substantially all of Beacon and all of Beacon's Subsidiaries. Notwithstanding anything to the contrary herein or in any other Loan Paper, under no circumstance may the Borrower or any Subsidiary of the Borrower sell, dispose of or transfer any of the Capital Stock owned by the Borrower, any Subsidiary of the Borrower or On Command Corp. and its Subsidiaries, except (A) the Capital Stock described on Schedule 6.05 hereto, (B) pursuant to
                                -------------
     any On Command Corp. Stock Sale and (C) all or substantially all of Beacon.

     SECTION 8.  Amendment to Section 6.05.  Section 6.05 of the Credit
                 -------------------------
Agreement shall be amended by adding the following paragraph at the end of
Section 6.05 as follows:

     In connection with any asset sale permitted by this Section 6.05 or otherwise consented to by the Lenders in accordance with the terms of this Agreement from time to time, the Administrative Agent is hereby authorized by each Lender to (i) execute any and all releases deemed appropriate by it to release such assets of the Borrower and its Subsidiaries (including, without limitation, Capital Stock owned by the Borrower and its Subsidiaries) constituting Collateral or otherwise, from all Liens and security interests securing all or any portion of the Obligations, (ii) return to the Borrower any such Collateral or other assets in the possession of the Administrative Agent, (iii) after the permitted sale by any Subsidiary of the Borrower of all of its assets and Properties, or after the sale by the Borrower or any of its Subsidiaries of the Capital Stock of any of their Subsidiaries, release any such sold Person who has executed a guaranty of the Obligations from the terms and conditions of such guaranty and
     (iv) take such other action as the Administrative Agent deems necessary or appropriate in connection with such transactions and in furtherance of the effectuation thereof.

     SECTION 9.  Amendment to Section 6.08.  Section 6.08 of the Credit
                 -------------------------
Agreement shall be amended in its entirety to read as follows:

          SECTION 6.08.  Limitation on Restrictive Agreements.  The
                         ------------------------------------
     Borrower will not, and will not cause or permit any of its Subsidiaries to, enter into any indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, contains any financial covenants or prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon: (a) the incurrence of Indebtedness, (b) the granting of Liens, (c) the making or granting of Guarantees, (d) the payment of dividends or distributions, (e) the purchase, redemption or retirement of any Capital Stock, (f) the making of loans or advances, (g) transfers or sales of property or assets (including Capital Stock) by the Borrower or any of its Subsidiaries, other than restrictions on the granting of Liens on, or the transfer of, assets that are encumbered by Liens permitted under clauses (b), (h) and (i) of
     Section 6.02 hereof with respect to the property or assets covered by such Lien only, or (h) the making of amendments, changes, waivers or consents with respect to this Agreement and the Loan Papers, provided that, notwithstanding the foregoing,
     (I) Nuggets Sub, Avalanche Sub, Ascent Arena Company, LLC and the Subsidiaries of Ascent Arena Company, LLC may enter into restrictive agreements relating solely to the Ascent Arena Company, LLC and the Subsidiaries of Ascent Arena Company, LLC and the Arena/Complex, each exclusively in connection with the Non-Recourse Arena Financing, the Arena/Complex or the interest of the City and County of Denver in the Arena/Complex acceptable to the Administrative Agent, (ii) Ascent Arena Company, LLC may enter into the Arena Operating Agreement, (iii) Ascent Arena Company, LLC and Ascent Arena Operating Company, LLC may enter into the Operating and Management Agreement, (iv) the Borrower may enter into any such restrictive agreements relating to any Preferred Stock permitted under Section 6.01(g) hereof so long as no such restrictive agreement shall be effective or binding on the Borrower or any of its Subsidiaries until the earlier of (A) the Maturity Date and (B) the payment in full of the Obligations and the termination of the Commitments, and (v) the Borrower may issue the Senior Notes and enter into the Senior Notes Documentation.

     SECTION 10.   Amendment to Section 6.11.  Section 6.11 of the Credit
                   -------------------------
Agreement shall be amended in its entirety to read as follows:

          SECTION 6.11.  INTENTIONALLY DELETED.

     SECTION 11.  Addition of Section 6.13.  A new Section 6.13 shall be added
                  ------------------------
to Article VI of the Credit Agreement to read as follows:

          SECTION 6.13    Creation or Acquisition of New Subsidiaries.
                          -------------------------------------------
     The Borrower will not, and will not cause or permit any of its Subsidiaries to, create or acquire any new Subsidiary, unless in each case concurrently with such creation or acquisition each of the following conditions is satisfied: (a) any new Subsidiary is a 100% owned direct or indirect Subsidiary of the Borrower, (b) any new Subsidiary has executed a guaranty of the Obligations in form and substance substantially similar to the guaranties executed by the other Subsidiaries, (c) 100% of the Capital Stock of such new Subsidiary shall be subject to a first and prior pledge to the Administrative Agent on behalf of the Lenders to secure the Obligations pursuant to a pledge agreement substantially similar to the pledge agreements in existence pledging the Capital Stock of the existing Subsidiaries to the Administrative Agent,

     (d) 100% of the Capital Stock of such new Subsidiary shall be in the possession of the Administrative Agent together with stock powers executed in blank, and (e) the Administrative Agent shall have received all resolutions, corporate documentation and other items reasonably requested by the Administrative Agent related to the formation of the new Subsidiary together with legal opinions in form and substance acceptable to Special Counsel.

     SECTION 12.  Deletion of Schedule 1.01.  Schedule 1.01 to the Credit
                  -------------------------
Agreement shall be deleted in its entirety.

     SECTION 13.  Deletion of Schedule 3.22.  Schedule 3.22 to the Credit
                  -------------------------
Agreement shall be deleted in its entirety.

     SECTION 14.  Waiver.  The Administrative Agent and the Lenders hereby waive
                  ------
any provisions of the Credit Agreement necessary solely to permit the sale by the Borrower of all or substantially all of Beacon in accordance with the terms of that certain Agreement for the Purchase and Sale of an Interest in Beacon Communications, LLC, by and among Ascent Entertainment Group, Inc., Ascent Beacon Corporation, Beacon Communications, LLC and Boomtown Investments, LLC.

     SECTION 15.  Affirmation.  The Borrower hereby acknowledges and agrees that
                  -----------
nothing in this Second Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this Second Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

     SECTION 16.  Conditions Precedent.  This Second Amendment shall not be
                  --------------------
effective until

          (a) all proceedings of the Borrower taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders signatory hereto,

          (b) the Administrative Agent shall have received executed copies of all documentation related to the sale by the Borrower of 90% of its ownership interest in Beacon Communications, LLC, including all merger documentation and purchase and sale documentation,

          (c) the Administrative Agent shall have received an opinion of counsel to the Borrower in form and substance acceptable to it, as to the enforceability of this Second Amendment and all the Loan Papers, and as to such other matters as requested by the Administrative Agent,

          (d) the Administrative Agent shall have received a Compliance Certificate computed after giving effect to the sale of Beacon, calculated for the remainder of the term of this Agreement and evidencing pro forma compliance with all terms and conditions of this Agreement and the other Loan Papers,

          (e) the Administrative Agent and Lenders shall have each received such documents, instruments, and certificates, copies of resolutions, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby, and

          (f) reimbursement for Administrative Agent for Donohoe, Jameson & Carroll, P.C.'s reasonable fees and expenses rendered through the date hereof.

     SECTION 17.  Representations and Warranties.  The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Agent that (a) this Second Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this Second Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof after giving effect to this Second Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Second Amendment.

     SECTION 18.  Further Assurances.  The Borrower shall execute and deliver
                  ------------------
such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem reasonably necessary or appropriate in connection with this Second Amendment.

     SECTION 19.  Counterparts.  This Second Amendment and the other Loan Papers
                  ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 20.  PRIOR WAIVER; ENTIRE AGREEMENT.  THIS SECOND AMENDMENT AND THE
                  ------------------------------
OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 21.  GOVERNING LAW.  (A)  THIS SECOND AMENDMENT AND ALL LOAN PAPERS
                  -------------
SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS SECOND AMENDMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (B) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 22.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                  --------------------
THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS SECOND AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

================================================================================

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

================================================================================

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed as of the date first set forth above.



BORROWER:                     ASCENT ENTERTAINMENT GROUP, INC.


                              /s/ Arthur M. Aaron
                              ------------------------------------------------
                              By:    Arthur M. Aaron
                              Its:   Vice President, Business and Legal Affairs



LENDERS: NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent, and individually as a Lender


                              /s/ Roselyn Drake
                              ------------------------------------------------
                              By:    Roselyn Drake
                              Its:   Vice President


                              KEYBANK NATIONAL ASSOCIATION



                              /s/ Mary K. Young
                              ------------------------------------------------
                              Name:  Mary K. Young
                              Title: Assistant Vice President



                              PARIBAS (formerly BANQUE PARIBAS)


                              /s/ Thomas G. Brandt / Ernie Sibal
                              ------------------------------------------------
                              Name:  Thomas G. Brandt / Ernie Sibal
                              Title: Director / Assistant Vice President

                              NATEXIS BANQUE - BFCE



                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________